Exhibit 99.1

September 2012
Investor Presentation

HOUSTON AMERICAN ENERGY CORP

Forward-Looking Statements
 This presentation contains forward-looking statements, including those relating to our future financial and operational results, reserves or transactions, that are subject to various risks and uncertainties that could cause the Company’s future plans, objectives and performance to differ materially from those in the forward-looking statements. Forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “expect,” “intend,” “plan,” “subject to,” “anticipate,” “estimate,” “continue,” “present value,” “future,” “reserves,” “appears,” “prospective,” or other variations thereof or comparable terminology. Factors that could cause or contribute to such differences could include, but are not limited to, those relating to the results of exploratory drilling activity, the Company’s growth strategy, changes in oil and natural gas prices, operating risks, availability of drilling equipment, availability of capital, the inherent variability in early production tests, dependence on weather conditions, seasonality, expansion and other activities of competitors, changes in federal or state environmental laws and the administration of such laws, the general condition of the economy and its effect on the securities market, the availability, terms or completion of any strategic alternative or any transaction and other factors described in “Risk Factors” and elsewhere in the Company’s Form 10-K and other filings with the SEC. While we believe our forward-looking statements are based upon reasonable assumptions, these are factors that are difficult to predict and that are influenced by economic and other conditions beyond our control.
 The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose proved, probable and possible reserves. We use certain terms in this document, such as non-proven, resource potential, Probable, Possible, Exploration and unrisked resource potential. These terms include reserves , and prospects and leads not rising to the level of or included in reserves, with substantially less certainty than proved reserves, and no discount or other adjustment is included in the presentation of such amounts. The recipient is urged to consider closely the disclosure in our Form 10-K, File No. 001-32955, available from us at 801 Travis, Suite 1425, Houston, Texas 77002.
 You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Company Overview
▪ Houston American Energy Corp (NYSE Amex:HUSA), the “Company”, is a growth-
 oriented independent energy company engaged in the exploration, development and production of crude oil and natural gas resources
▪ Operations focused in Colombia
 • Over 737,657 gross acres
 • Participated in drilling of approximately 125 wells in Colombia to date
▪ Significant concessions in Colombia with substantial drilling inventory
Market Cap (1):	$44.5MM	Debt Outstanding:	$0.0
Average Volume (2):	344,152	Shares Outstanding:	37,365,230
(1) As of September 18, 2012.
(2) For the 90 days ended September 18, 2012.

Investment Opportunity
▪ Unique portfolio of high impact, large reserve potential projects in Colombia
 • Pure-play small cap oil focused investment opportunity with substantial upside potential
 • Significant acreage position focused in the Llanos Basin in Colombia
 • Technical Partner with SK Innovation, a leading Asian integrated oil and gas company
 • Large acreage position adjacent to Capella Field in the Putumayo Basin
 • Favorable government royalties and fiscal terms on existing contracts
▪ Low cost structure
 • Non-operator strategy allows for minimal corporate staff
▪ Experienced management and board of directors
▪ Simple capitalization structure

Business Strategy
▪ Explore and develop existing properties through the drill bit
 • Explore for and develop proved reserves on approximately 178,570 net acres
 • Increase production and cash flow by drilling and completing identified well locations
 • Quantify value of our asset base through an aggressive drilling program
▪ Acquire additional interest in oil and gas properties through partnerships and joint ventures with experienced operators
 • Target acquisitions that enhance our core areas
 • Focus on high impact, lower risk drilling prospects
▪ Capitalize on the expertise, experience and strategic relationships of the management team and board of directors

International Assets
International Operations - Colombia
Interest in Four Concessions
Basin  Block  Acreage Interest Operator
Putumayo Serrania ~110,769 12.5% Hupecol
Putumayo Los Picachos ~86,235 12.5% Hupecol
Putumayo Macaya ~195,201     12.5% Hupecol
Llanos CPO 4 ~345,452 37.5% SK Innovation

Serrania, Los Picachos and Macaya Blocks

Putumayo Basin

Locator Map
Llanos
Basin
240 miles
Rubiales Field
±400
MMBO
Serrania Block
Los Picachos Block
Capella Field
±150
MMBO
Caguan Basin
Macaya Block
Orito Field
±200
MMBO
190 miles
Heavy Oil Belt
Putumayo Basin
Exploration Blocks
Production Area
Serrania Block
Heavy Oil Belt
Natural Reserves

HOUSTON AMERICAN ENERGY CORP

Southern Colombian Heavy Oil Belt

Serrania Block
▪ Contract entered between Shona Energy (Colombia) Limited (major investors of which include
 Encap and Nabors) and Houston American Energy on June 24, 2009
▪ Hupecol, a private company with extensive Colombian experience, is the operator
▪ Right to earn an undivided twelve and one half percent (12.5%) of the rights to the Serrania Contract for Exploration and Production (the Serrania Contract) which covers the Serrania Block located in the municipalities of Uribe and La Macarena in the Department of Meta
▪ Serrania Block consists of approximately 110,769 acres
▪ Oil Royalty: 8% to 5,000 BOPD and sliding scale to 20% at 125,000 BOPD
▪ The Block is located adjacent to the recent Capella discovery, which is estimated by Canacol
 Energy to have on the order of 1.8 billion barrels of oil in place
▪ The Company agreed to pay 25% of Phase 1 Work Program. The Phase 1 work program consisted of completing a geochemical study, reprocessing existing 2-D seismic data, and the acquisition, processing and interpretation of 2D seismic program containing approximately 116 kilometers of 2-D data. Phase 1 work program completed September 2009.

Overview of Hupecol (Private Company)
▪ Privately held E&P company with offices in Colombia and Texas
 • Hupecol’s managing partner currently operates significant production and gathering facilities domestically in the U.S.
 • Operates with an extensive staff of geologists, petroleum engineers, geophysical and accounting professionals
▪ Proven track record
 • In June 2008, Hupecol, through Hupecol Caracara LLC as owner/operator, sold all of the
 Caracara assets to Cepsa, covering approximately 232,500 acres for USD $920 million
 • In December 2010, Hupecol, through Hupecol Dorotea and Cabiona, LLC (“HDC, LLC”) and
 Hupecol Llanos, LLC (“HL, LLC”), sold all of the HDC and HL assets, covering approximately 310,730 acres for USD $281.0 million.
 • Participated in over 125 wells in Colombia to date with a 65-70% success ratio

Houston American Energy Corp owns a 12.5 % interest in the Serrania, Los Picachos and Macaya Blocks

SHONA EN
Serrania 1
(n.a.)
SERRANIA
SHONA EN
Yari Sub-Ba
LOS PICACHOS
HUPECOL
CAPELLA
COL
Pirana 1
1112(1976)
OMBU
EMERALD EN
COL
Payara 1
1397(1975)
EN
Caribbean Sea
Panama
Pacific Ocean

HOUSTON AMERICAN ENERGY CORP

Capella Field
Macaya
195,201 acres
Serrania
110,790 acres
Northern Putumayo Basin
Serrania
Los Picachos
86,249 acres

Serrania - Capella Area

Serrania
Picachos
Macaya
Y-73-03
Y-73-04
Y-73-06
S-2009-01
S-2009-02
S-2009-03
S-2009-04
S-2009-08
S-2009-07
Y-1976-19
Y-1976-18
Y-73-08
Y-1973-10
Y-73-09
5 km
3.1 miles

HOUSTON AMERICAN ENERGY CORP

Capella
Field
North
Prospect
South Prospect
Mirador Sand Time Structure Map

Serrania - North Prospect

Serrania
Seismic Line N1
Seismic Line N2
1,100
1,000
1,200
1,300
1,400
0.900
Y-73-05
Y-73-04
Y-73-17
S-2009-01
S-2009-02
S-2009-03
S-2009-04
S-2009-05
S-2009-06

HOUSTON AMERICAN ENERGY CORP

1 Mile
Proposed
Well Location
Mirador Sand Time Structure Map
Prospect Statistics
Estimated Closure:
11,000 Acres
(17+ square miles)
45 msec
(approximately 180 feet)
Approximate Depth to
Top of Mirador: 4,500’

0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300
1.400

HOUSTON AMERICAN ENERGY CORP

2D Seismic Line N1
SE
Mirador
Basement
North Prospect
NW

0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300
1.400

HOUSTON AMERICAN ENERGY CORP

NE
Basement
2D Seismic Line N2
North Prospect
SW
Mirador

Seismic Line S2
Seismic Line S1
Y-79-17
S-2008-05
1,200
1,100
1,000
0,900
S-2009-03
S-2009-04
S-2009-08
S-2009-07
Y-1978-08N

HOUSTON AMERICAN ENERGY CORP

Prospect Statistics
Estimated Closure:
6,000 Acres
(9+ square miles)
80 msec closure
(approximately 320 feet)
Approximate Depth to
Top of Mirador: 3,600’
Serrania - South Prospect
1 Mile
Capella Field
Proposed
Well Location
Mirador Sand Time Structure Map

0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200
1.300

HOUSTON AMERICAN ENERGY CORP

W
E
Mirador
Basement
2D Seismic Line S1
South Prospect

0.300
0.400
0.500
0.600
0.700
0.800
0.900
1.000
1.100
1.200

HOUSTON AMERICAN ENERGY CORP

SSW
NNE
Mirador
Basement
Capella Field
2D Seismic Line S2
South Prospect

Capella field
Caguan-
Putumayo
5
Km
Exploration Upside
Field limit at Conglomerate level
Field limit at Mirador level
Horizontal well
Vertical well

HOUSTON AMERICAN ENERGY CORP

Capella Field
Northern Putumayo Basin
Discovered: July 2008
Operator: Sinochem Group
Partner: Canacol Energy
Oil: 9 to 11 API Gravity
 (Source: Canacol Energy)
1.8 Billion Barrels OOIP
 (Canacol Energy’s estimate)
Source: Canacol Energy Investor Presentation - July
2012

2D Seismic Line Over Capella Field

Capella field
Caguan-Putumayo
5
Km
Exploration Upside
Field limit at Conglomerate level
Field limit at Mirador level
Horizontal well
Vertical well
Mirador
Basement

HOUSTON AMERICAN ENERGY CORP

NW
SE
Seismic Line
Payara 1
Capella 1
Capella 2
Source: Canacol Energy Investor Presentation -
July 2012

Capella Field
Comparison of 2D Seismic Data Over Capella Field and the Serrania South Prospect
South Prospect

Mirador Interval Thickness Map

Pirana #1 (1976)
Mirador Interval 75 Feet
Serrania
Picachos TEA
5 km
3.1 miles

HOUSTON AMERICAN ENERGY CORP

THIN
Capella Field
Mirador
Interval
370 Feet
Payara #1 (1975)
60 feet
This map shows that we may encounter a thicker Mirador interval in the Serrania Block than Capella Field.
25 feet
South Prospect
North Prospect
THICK

Serrania
Picachos
Macaya
Y-73-03
Y-73-04
S-2009-01
S-2009-02
S-2009-03
S-2009-04
S-2009-07
S-2009-08
Y-79-08
Y-73-08
Y-73-09
Y-1876-18
Y-1876-19
Y-1873-10
5 km
3.1 miles

HOUSTON AMERICAN ENERGY CORP

Capella Field
South Prospect
North Prospect
Northern Putumayo Basin
1) 12.5 % Working Interest
2) 392,224 gross acres
 49,030 net acres
3) Two Large Prospects
 Adjacent to Capella Field
 Shallow Wells
4) Large Amount of Follow-up
 Acreage
5) Seasoned Operator
Northern Putumayo Basin

Work Commitments
Serrania Phase 2
Duration  Commitment  Estimated Gross Total Cost (US$) Net Cost to HUSA’s 12.5% Interest (US$)
9/30/12 - 9/30/2013 Drilling of one A3 exploratory well                $4,000,000 AFE $500,000
Los Picachos (Contract date 5/9/2011)
Phase & Duration  Commitment  Estimated Gross Total Cost (US$) Net Cost to HUSA’s 12.5% Interest (US$)
Macaya (Contract date 5/9/2011)
Duration  Commitment  Estimated Gross Total Cost (US$) Net Cost to HUSA’s 12.5% Interest (US$)
1 - 36 Months 50 km of 2D seismic          $2,250,000 $281,250
                                                Drilling of one A3 exploratory well              $3,000,000 $375,000
2 - 18 Months Drilling of one A3 exploratory well           $3,000,000    $375,000
3 - 18 Months Drilling of one A3 exploratory well           $3,000,000    $375,000
    TOTAL $11,250,000    $1,406,250
1 - 36 Months 160 km of 2D seismic       $7,200,000      $900,000
                                                 Drilling of one A3 exploratory well              $3,000,000 $375,000
2 - 18 Months Drilling of one A3 exploratory well           $6,000,000    $750,000
    TOTAL $16,200,000    $2,025,000

CPO 4 Block

Llanos Basin

Santa Marta Massif
Guajira Basin
Caribbean Sea
PANAMA
Lower Magdalena Basin
Cesar Basin
Catatumbo Basin
VENEZUELA
Sarrania de Baudo
Pacific Ocean
BOGOTA
Llanos Basin
COLOMBIA
Guyana Shield
Putumayo Basin
Amazon Basin
BRAZIL
ECUADOR
PERU

HOUSTON AMERICAN ENERGY CORP

Llanos Basin
• The Llanos Basin covers an area of approximately 125,000 square miles
• The primary geologic target formations are:
 the Upper Cretaceous, Paleocene and Eocene
• The Llanos Basin is one of the most
 active basins in Colombia
Colombia

CPO 4 Block
▪ Contract entered between National Hydrocarbon Agency of Colombia and SK Innovation (Operator)
▪ Right to earn an undivided 37.5% of the rights of the CPO 4 Contract located in the Western Llanos
 Basin in the Republic of Colombia
▪ CPO 4 Block consists of approximately 345,452 acres
▪ The Block is located along the highly productive western margin of the Llanos Basin and is adjacent to Apiay field to the SW, which is estimated to have in excess of 610 million barrels of oil in place
 (IHS), and the Corcel and Guatiquia Blocks to the NE, where well rates of 2,000 to 15,800 barrels of initial production per day have been announced for recent discoveries.
▪ The CPO 4 Block is located near oil and gas pipeline infrastructure.
▪ The Company agreed to pay 37.5% of all costs related to the Phase 1 seismic acquisition as well as an additional 25% of the Phase 1 seismic acquisition costs(1).
▪ All future cost and revenue sharing (excluding the Phase 1 seismic cost) will be on a heads up basis; 50% SK Innovation, 37.5% HUSA, and 12.5% Gulf United Energy - there is no carried interest or other promoted interest on the block
(1) Gulf United Energy has agreed to reimburse HUSA for 25% of the Phase 1 seismic acquisition costs upon the approval of their assignment by the ANH (approximately $4.0 MM)

45,737
35,828
43,864
Sales
2008
2009
2010

sales growth

22.4 %

	KRW in billions		US$ in millions	
	2010	2009	2010	2009
Sales	₩ 43,864	₩ 35,828	$ 38,514	$ 30,685
Operating income	1,714	908	1,505	777
Net income	1,208	680	1,061	582
Operating income margin	3.9%	2.5%	3.9%	2.5%

HOUSTON AMERICAN ENERGY CORP

Overview of SK Energy
Large Asian conglomerate with an integrated business model
Source: SK Energy 2010 Annual Report
1 USD = 1182 KRW
SK Innovation participates in 29 oil and gas blocks and four
LNG projects in 16 countries, with daily production volume
averaging 59,000 barrels of oil equivalent per day in 2010.
E&P Business
Petrochemical Business
SK Global Chemical is the undisputed leader in the petrochemical business in Korea. During 2010 SK sold 1.2 million tons of
petrochemical products for $10.58 billion USD in sales in 2009
Lubricants Business
SK Lubricants is a leading lubricant manufacturer in Korea. During
2010 SK Lubricants had sales of 1.7 billion and operating income of
252.6 million.
Refining and Petroleum Business
In 2010, SK Energy had $27.12 billion USD in sales, with refining capacity of 1.1 million barrels of oil per day. This represents the largest capacity in Korea, as well as one of the largest in all of Asia
It should also be noted that SK Innovation has Research and
Development and Technology businesses that are leaders in the industry.

Corcel Field
Produced over 10 MMBO
in the first 3 years
Santiago Complex
~150 MMBOIP
24~28 API
Rubiales
942 MMBOIP
14 API
Caracara Complex
100 MMBOIP
14~25 API
Valdivia
12 MMBOIP
23 API
Camoa
5 MMBOIP
14 API
Castilla
2.2 BBOIP
14~16 API
Apiay
610 MMBOIP
25~33 API
Cusiana
1.3 BBOIP
45 API
CPO 4
Western Llanos Basin
Guatiquia Block
January 5, 2011 - Yatay-1 well
commenced production at over
10,440 barrels of oil per day of
43 degree API, and in its first
four months produced approx.
1.1 million barrels of oil.
The Candelilla structure
produced over 7.3 MMBO of
light oil in 2010 from the Lower
Sand-3 and Guadalupe
formations
Source: Petrominerales, IHS

CHAPARRAL-1
LOS TROMPILLOS-2
LOS TROMPILLOS-1
POMARROSO-1
LOS TROMPILLOS-3
UPIA-1
COPORO-1
CUMARAL-1AX
CORCEL-3
CORCEL-2
CORCEL-1
METICA-1
GUACAVIA-1
VANGUARDIA-1
BARCO
ANACONDA-1
LA REFORMA-1
GUATIQUIA-1
APIAY-1
LIBERTAD-1
SURIA-1
UNE
CANO BRAVO-1
C9
SURIA SUR-3
CHICHIMENE-1
MURUJUY-1
LUNA ROJA-1
CASTILLA-1
Guadalupe
VORAGINE-1

HOUSTON AMERICAN ENERGY CORP

Reservoir Distribution
Mirador
CPO 4

Corcel/Guatiquia/South Block 31

- Discovered 48 million barrels of proved plus probable reserves
- Significant prospect inventory
- Caruto-1 discovery demonstrates prospectively in the northeast section of the block, well tested over 10,000 bopd of 31 degree API oil
- Yatay-1 well drilled at the southwest section of the trend tested over 10,000 bopd of 43 degree API oil
- Recently announced Cobra-1 well on production at over 4,000 bopd of 16 degree API oil

Block 31
Socaco
Babaco
Caspio
Macapay
Cardenal
Cobra
Corcel C
Corcel B
Caruto
Corcel E
Corcel D
Corcel A
Corcel
Guatiquia
Candelilla
Azalea
Yatay
10 km
Producing exploitation areas
Planned 3D seismic
Existing 3D seismic
Exploration well

HOUSTON AMERICAN ENERGY CORP

Corcel Overview
Source: Petrominerales.com
CPO4
(northern half)

Corcel
Long-term Exploration & Development Potential
PETROMINERALES
Corcel-G
Corcel-F1
Corcel-C3
Corcel-D3
Corcel-D1
Corcel Boa-1
Corcel-A3
Corcel-A2
Corcel-A1
Corcel-A4
Corcel C
Corcel B
Guatiquia
Corcel E
Corcel D
Corcel A
Corcel
Azalea
Yatay
10 km

HOUSTON AMERICAN ENERGY CORP

Corcel Overview (continued)
Source: Petrominerales.com

Source: CKCC Research
Daily Production (BOEPD)
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
0
1
2
3
4
5
Time (YEARS)

Corcel Composite
bopd
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
1
31
61
91
121
151
181
211
241
271
301
331
361
Producing Days

HOUSTON AMERICAN ENERGY CORP

Corcel Overview (continued)
Source: Petrominerales.com; CKCC Research
Corcel Production Profile
Bakken/3F Production Profile
▪ As can be seen from the two production curves; the Corcel production curve starts at an average of 6,000 Bbl/d and declines to approximately 2,000 Bbl/d at the end of the first year; whereas the typical Bakken/Three Forks well starts at 1,800 Bbl/d and declines to approximately 190 Bbl/d at the end of the first year.

Guatiquia Block - Candelilla and Yatay Wells
▪ Guatiquia Block is located directly adjacent to the CPO-4 Block, with the Candelilla wells located approximately 3 kilometers away from the CPO-4 block
▪ Candelilla-1 commenced drilling on November 9, 2009 and was drilled to a total vertical depth of
 11,681 feet on December 16, 2009. Well logs indicated 97 feet of potential net oil pay in the
 Lower Sand 3 formation and 13 feet of potential net oil pay in the Upper Mirador. The well commenced production at over 11,500 bopd of 44 degree API oil with less then 1% water cut.
▪ Candelilla-2 well commenced drilling on December 26, 2009 and was drilled to a total vertical depth of 11,740 feet on January 31, 2010. Well logs indicate 88 feet of potential net oil pay in the
 Lower Sand 3 formation and 51 feet of potential net oil pay from three separate sands in the
 Guadalupe formation. The well commenced production at over 15,800 bopd of 43 degree API with less then a 1% water cut.
▪ Candelilla-3 well commenced drilling on February 18, 2010 and was drilled to a total measured depth of 12,162 feet in under 30 days. Well logs indicate 50 feet of potential net oil pay in the
 Lower Sand 3 and 46 feet of potential oil pay in two separate intervals in the Guadalupe formation. The well commenced production at over 15,600 bopd of 43 degree API with less then a
 1% water cut.
▪ Yatay-1 well commenced drilling on November 19, 2010 and was put on production on January 4,
 2011. Well logs indicate 114 feet of potential oil pay in the Lower 3 sand. The well commenced production at over 10,440 bopd of 43 degree API with less then a 1% water cut under natural flow.
 The well produced over 1.1 million barrels of oil in its first 4 months of production.
Source: Petrominerales.com

Block CPO 4 - Llanos Basin, Colombia

HOUSTON AMERICAN ENERGY CORP

Zorro Gris Prospect
(Currently Drilling)

Coporo-1
Las Palomas
Cumaral-1AX
Tamandua-1
Babaco-1
Amarillo-1
Corcel-E1 ST
Corcel-B3
Corcel-1
Percheron
Candelilla-5
Zorro Gris-1
Azalea-1
Metica-1
Guacavia-1
Llanos-1
Guatiquia-1
Apiay-27
Cachirre-1
Negritos-1

HOUSTON AMERICAN ENERGY CORP

Corcel
Candelilla
CPO 4
Zorro Gris
Zorro Gris Prospect - Currently Drilling
Block CPO 4 - Llanos Basin, Colombia

Seismic Line 1
Seismic Line 2

HOUSTON AMERICAN ENERGY CORP

Zorro Gris - Guadalupe Depth Structure Map
225 Acres
CI = 10 feet
Surface Location
Bottom-Hole Location

Seismic Line 1
Seismic Line 2
12300
12350

HOUSTON AMERICAN ENERGY CORP

Zorro Gris - Une Depth Structure Map
200 Acres
CI = 10 feet
Surface Location
Bottom-Hole Location

Guad
Une
Mirador
C9
C7
Barco
Seismic Line 1
Plz
Zorro Gris

Guad
Une
Mirador
C9
C7
Barco
Seismic Line 2
Plz
Zorro Gris

Corcel
Candelilla
Apiay / Suria Area
Existing
Phase I
3D Seismic
(205 sm)
CPO 4
New 3D To Be Acquired
Yatay
Phase II
3D Seismic
(135 sm)
Numerous prospects
Identified from sparse
2D seismic data

CPO 4 Work Commitments
Phase   Time Period    Work Obligation
Phase 0   12/18/2008 - 6/17/2009 Phase 0 Report
      400 km 2D Seismic Reprocessing
     Completed - 1280 km
Phase 1    6/18/2009 - 9/1/2012  387.5 sq-km 3D Seismic Acquisition
     Completed - 530 sq-km
     2 Exploration Wells
     Completed
      400 km 2D Seismic Reprocessing
     Completed
Phase 2    9/2/2012 - 9/2/2015  3 Exploration Wells
      OR
     2 Exploration Wells and 3D Seismic

Investment Summary
▪ Unique portfolio of high impact, large reserve potential projects in Colombia
 • Pure-play small cap oil focused investment opportunity with substantial upside potential
 • Significant acreage position focused in the Llanos Basin in Colombia
 • Technical Partner with SK Innovation, a leading Asian integrated oil and gas company
 • Large acreage position adjacent to Capella Field in the Putumayo Basin
 • Favorable government royalties and fiscal terms on existing contracts
▪ Participated in over 125 wells in Colombia
▪ Near Term Catalysts
 • Currently drilling Zorro Gris #1 well
 • New 3D seismic acquisition over CPO 4 scheduled for 4th quarter 2012
 • Serrania drilling anticipated to take place during 2nd or 3rd quarter of 2013

Appendix

Management Biography
 John F. Terwilliger, President and CEO
 John F. Terwilliger has served as the Company's President, Chairman and Chief Executive Officer since its inception in April 2001. From 1988 to 2001, Mr. Terwilliger served as Chairman of the Board and President of
 Moose Oil and Gas Company, a Houston based exploration and production company focused on operations in the
 Texas Gulf Coast region. Prior to 1988, Mr. Terwilliger was Chairman of the Board and President of Cambridge Oil
 Company, a Texas based exploration and production company. John is a member of the Houston Geological
 Society, Houston Producers Forum, Independent Petroleum Association of America and the Society of Petroleum
 Engineers.
 James J. Jacobs -Chief Financial Officer
 James “Jay” Jacobs has served as the Company’s Chief Financial Officer since joining the Company in July 2006.
 From April 2003 until joining the Company in July 2006, Mr. Jacobs served as an Associate and as Vice President in the Energy Investment Banking division at Sanders Morris Harris, Inc., an investment banking firm headquartered in Houston Texas, where he specialized in energy sector financings and transactions for a wide variety of energy companies. Prior to joining Sanders Morris Harris, Mr. Jacobs worked as a financial analyst for
 Duke Capital Partners where he worked on the execution of senior secured, mezzanine, volumetric production payment, and equity transactions for exploration and production companies. Prior to joining Duke Capital Partners,
 Mr. Jacobs worked in the Corporate Tax Group of Deloitte and Touché LLP. Mr. Jacobs holds a B.B.A. and a
 Masters in Professional Accounting from the McCombs School of Business at the University of Texas in Austin.
Kenneth A. Jeffers - Senior Vice President of Exploration
Kenneth “Ken” Jeffers brings to Houston American Energy 28 years of oil and gas industry experience. Mr. Jeffers began his career as an exploration geophysicist with Mobil Oil, later serving as a staff geophysicist and senior geophysicist with such companies as Anadarko Petroleum, Pennzoil and Hunt Oil and Vice President Geophysics
at Goodrich Petroleum Corp. Prior to his appointment as Senior Vice President of Exploration, Mr. Jeffers worked with Houston American for six months as a consultant focusing on identification of prospects on the Company’s large Colombian acreage position.

 Lee Tawes
 Mr. Tawes is Executive Vice President, Head of Investment Banking and a Director of Northeast Securities, Inc. Prior to
 joining Northeast Securities, Mr. Tawes held management and research analyst positions with C.E. Unterberg, Towbin,
 Oppenheimer & Co. Inc., CIBC World Markets and Goldman Sachs & Co. from 1972 to 2001. Mr. Tawes has served as a
 Director of Baywood International, Inc. since 2001 and of GSE Systems, Inc. since 2006. Mr. Tawes is a graduate of Princeton
 University and received his MBA from Darden School at the University of Virginia
 Stephen Hartzell
 Since 2003, Mr. Hartzell has been an owner/operator of Southern Star Exploration, LLC, an independent oil and gas company. From 1986 to 2003, Mr. Hartzell served as an independent consulting geologist. From 1978 to 1986, Mr. Hartzell served as a petroleum geologist, division geologist and senior geologist with Amoco Production Company, Tesoro Petroleum
 Corporation, Moore McCormack Energy and American Hunter Exploration. Mr. Hartzell received his B.S. in Geology from
 Western Illinois University and an M.S. in Geology from Northern Illinois University.
 John Boylan
 Mr. Boylan has served as Chief Financial Officer of Probe Resources, Ltd., an independent oil and gas company, since April
 2011, and as a financial consultant to the oil and gas industry since January 2008. Previously, Mr. Boylan served in various executive capacities in the energy industry, including both the exploration and production and oil services sectors. Mr.
 Boylan’s experience also includes work as a senior auditor for KPMG Peat Marwick and a senior associate project management consultant for Coopers & Lybrand Consulting. Mr. Boylan holds a B.B.A. with a major in Accounting from the
 University of Texas and an M.B.A. with majors in Finance, Economics and International Business from New York University and is a Certified Public Accountant in the State of Texas.
Keith Grimes
Mr. Grimes is a seasoned energy industry executive. Since 2008, Mr. Grimes has served as Chief Executive Officer of Hamilton
Group, an international service provider to oil and gas exploration and production companies offering specialized technical consulting and E&P technology to operators worldwide. Prior to joining Hamilton Group, Mr. Grimes had a 28 year career in the oil and gas industry, most recently managing all eastern hemisphere operations of Expro Group, an Aberdeen, Scotland based global well testing and subsea engineering company, and previously serving in numerous leadership roles with
Halliburton for 20 years.
Board of Directors